SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 10, 2006 is among HEARTLAND FINANCIAL USA, INC., a Delaware corporation (the “Borrower”), each of the banks party hereto (individually, a “Bank” and collectively, the “Banks”) and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

WHEREAS, the Borrower, the Agent and the Banks have entered into a Credit Agreement dated as of January 31, 2004 (as heretofore amended, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Banks wish to make certain amendments to the Credit Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement and terms defined in the introductory paragraphs or other provisions of this Amendment shall have the respective meanings attributed to them therein. In addition, the following terms shall have the following meanings (terms defined in the singular having a correlative meaning when used in the plural and vice versa):

“Effective Date” shall mean March 10, 2006, if (i) this Amendment shall have been executed and delivered by the Borrower, the Agent and the Banks and (ii) the Borrower shall have performed its obligations under Section 6 hereof.

2.  US Bank Indebtedness. Section 7.2(d) of the Credit Agreement is hereby deleted and intentionally left blank.

3.  Indebtedness. Section 2 of the Fifth Amendment and Waiver to Credit Agreement provided for the amendment of Section 7.5(a) of the Credit Agreement. Said Section 2 mistakenly stated that it amended Section 7.5 of the Credit Agreement in its entirety, rather than amending only Section 7.5(a). The parties acknowledge that only said Section 7.5(a) was so amended and the other subsections of Section 7.5 remained in full force and effect.

4.  Revolving Credit Commitment Termination Date. The definition of “Revolving Credit Commitment Termination Date” in Section 9.1 of the Credit Agreement is hereby amended to state in its entirety as follows

“Revolving Credit Commitment Termination Date” shall mean April 30, 2007, as such date may be extended pursuant to Section 1.10.

5.  Schedule 1. Schedule 1 of the Credit Agreement is hereby amended to state as set forth as Schedule 1 hereto.

6.  Additional Bank. Wells Fargo Bank, N.A. is hereby added to the Credit Agreement as a Bank and shall be bound by the terms of the Credit Agreement as a Bank.

7.  Conditions to Effective Date. The occurrence of the Effective Date shall be subject to the delivery of the following documents satisfactory to the Agent:

(a)  This Amendment.

(b)  A Guaranty from each Guarantor in substantially the form attached as Exhibit A hereto.

(c)  A Note payable to Wells Fargo Bank, N.A.

(d)  The certificate of incorporation (certified by the Secretary of State of Delaware dated no earlier than 30 days prior to this Agreement) and by-laws of the Borrower and all corporate action taken by the Borrower authorizing this Amendment (including the resolutions of the Board of Directors of the Borrower authorizing the transactions contemplated hereby), in each case, certified by the secretary or assistant secretary of the Borrower.

(e)  A certificate of the secretary or assistant secretary of the Borrower naming and setting forth the specimen signature of each of the officers of the Borrower (i) who is authorized to sign on its behalf this Amendment and (ii) who is (A) an Authorized Officer or (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications (other than notices required to be given by an Authorized Officer) in connection with this Agreement and the transactions contemplated hereby.

(f)  A certificate of a senior officer of the Borrower dated the date of this Amendment to the effect that on and as of such date: (i) no Default shall have occurred and be continuing; and (ii) the representations and warranties made by the Borrower in Section 6 of the Credit Agreement and Section 7 hereof are true and correct with the same force and effect as if made on and as of such date.

(g)  An opinion of internal counsel of the Borrower, substantially in the form of Exhibit B hereto.

(h)  A good standing certificate from (i) the Borrower’s Federal Reserve Bank, and (ii) the Secretary of State of the Borrower’s state of incorporation shall have been delivered (in each of the foregoing cases, dated no earlier than 30 days prior to this Agreement).

(i)  The articles of incorporation (also certified by the Secretary of State of each Guarantor’s state of organization dated no earlier than 30 days prior to this Agreement) and by-laws of each Guarantor and all corporate action taken by each Guarantor authorizing its Guaranty Agreement and the performance of its obligations thereunder (including the resolutions of the Board of Directors of such Guarantor authorizing the transactions contemplated by its respective Guaranty Agreement), in each case, certified by the secretary or assistant secretary of such Guarantor.

(j)  A certificate of the secretary or assistant secretary of each Guarantor naming and setting forth the specimen signature of each of the officers of such Guarantor who is authorized to sign its Guaranty Agreement on its behalf (the Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

(k)  A good standing certificate from the Secretary of State of each Guarantor’s state of incorporation, dated no earlier than 30 days prior to this Agreement.

(l)  An opinion of internal counsel to each Guarantor in the form of Exhibit C attached hereto.

(m)  Such other documents as the Agent may reasonably request.

8.  Effective Date Notice. Promptly following the occurrence of the Effective Date, the Agent shall give notice to the parties of the occurrence of the Effective Date, which notice shall be conclusive, and the parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or the Banks arising out of any failure of any condition precedent set forth in Section 6 to be satisfied.

9.  Ratification. The parties agree that the Credit Agreement, as amended hereby, has not lapsed or terminated, is in full force and effect, and is and from and after the Effective Date shall remain binding in accordance with their terms.

10.  Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

(a)  No Breach. The execution, delivery and performance of this Amendment will not conflict with or result in a breach of, or cause the creation of a Lien or require any consent under, the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

(b)  Power and Action, Binding Effect. The Borrower has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended by this Amendment; the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on its part; and this Amendment and the Credit Agreement, as amended by this Amendment, have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms.

(c)  Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution or delivery by the Borrower of this Amendment, or the performance by the Borrower of the Credit Agreement, as amended by this Amendment, or for the validity or enforceability thereof.

11.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

12.  Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

13.  Counterparts. This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this amendment.

14.  Expenses. Whether or not the effective date shall occur, without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment and the other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Mayer, Brown, Rowe & Maw LLP, special counsel to the Agent, and any other counsel engaged by the Agent.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

HEARTLAND FINANCIAL USA, INC.
By: /s/ John K. Schmidt
Name: John K. Schmidt
Title: EVP, CFO, COO

THE NORTHERN TRUST COMPANY,
As Agent

By: /s/ Lisa McDermott
Name: Lisa McDermott
Title: Vice President

BANKS:

THE NORTHERN TRUST COMPANY
By: /s/ Lisa McDermott
Name: Lisa McDermott
Title: Vice President

HARRIS N.A. (successor by merger with Harris Trust
and Savings Bank)
By: /s/ Thomas J. Wilson
Name: Thomas J. Wilson
Title: Vice President

WELLS FARGO BANK, N.A.
By: /s/ Leighton Kor
Name: Leighton Kor
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Neil J. Havlik

Name: Neil J. Havlik

Title: Correspondent Officer

Schedule 1

INFORMATION CONCERNING BANKS

Name of Bank	Commitment	Applicable Lending Offices

The Northern Trust Company	$25,000,000	For all Loans: 50 South LaSalle Street Chicago, Illinois 60675
Harris N.A.	$20,000,000	For all Loans: 111 West Monroe Chicago, Illinois 60603
Wells Fargo Bank, N.A.	$20,000,000	For all Loans:
U.S. Bank National Association	$10,000,000	For all Loans: 222nd Avenue Cedar Rapids, Iowa 52401
Total Commitments	$75,000,000

EXHIBIT A

GUARANTY

1. Guaranty of Payment. For value received, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Heartland Financial USA, Inc., a Delaware corporation (hereinafter called the “Debtor”) by any Bank and the Agent under that certain Credit Agreement dated as of January 31, 2004 among the Debtor, The Northern Trust Company, as Agent, and the Banks party thereto (as amended, restated, modified or supplemented from time to time the “Credit Agreement”; capitalized terms not otherwise defined herein have the same meaning herein as in the Credit Agreement; the Agent and the Banks, together with their successors and assigns, are herein collectively referred to as the “Banks”), the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Banks under the Credit Agreement and the Notes, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations, together with any extensions or renewals thereof, being hereinafter collectively called the “Liabilities”), and the undersigned further agrees to pay all expenses (including attorneys’ and legal assistants’ fees (which attorneys and legal assistants may be employees of any Bank) and legal expenses) paid or incurred by the Banks in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. The right of recovery against the undersigned under this guaranty is, however, limited to the amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) plus (a) interest and fees on such amount and (b) all expenses of enforcing this guaranty. Notwithstanding anything herein to the contrary, it is the desire and intent of the undersigned and the Banks that this guaranty shall be enforced against the undersigned to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of the undersigned under this guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Liabilities of such undersigned shall be deemed to be reduced and such undersigned shall pay the maximum amount of the Liabilities which would be permissible under applicable law.

2. Acceleration of the Time of Payment of Amount Payable Under Guaranty. The undersigned agrees that, in the event of the dissolution or insolvency of the Debtor or the undersigned, or the inability of the Debtor or the undersigned to pay debts as they mature, or an assignment by the Debtor or the undersigned for the benefit of creditors, or the institution of any proceeding by or against the Debtor or the undersigned alleging that the Debtor or the undersigned is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Agent, for the account of the Banks, forthwith the full amount which would be payable hereunder by such undersigned if all of the Liabilities were then due and payable.

3. Credit Agreement. The undersigned agrees to be bound by all of the terms and provisions in the Credit Agreement as they are applicable to the undersigned as a Subsidiary of the Debtor.

4. Continuing Guaranty. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that at any time or from time to time all of the Liabilities may have been paid in full) until all the Liabilities have been paid in full and all Commitments of the Banks to extend credit to the Debtor have expired or terminated.

5. Rescission or Return of Payment on Liabilities. The undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Agent, for the account of the Banks, to any of the Liabilities is or must be rescinded or returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent and such Bank had not been made.

6. Bank Permitted to Take Certain Actions. The Banks may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this guaranty, at their sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the undersigned for payment of any of the Liabilities, whether or not the Banks (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby waived by the undersigned).

7. Application of Payments. Any amounts received by the Banks from whatsoever source on account of the Liabilities may be applied by the Banks toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time direct.

8. Subrogation. Until such time as this guaranty shall have been discontinued as to the undersigned and the Banks shall have received payment of the full amount of all of the Liabilities and of all obligations of the undersigned hereunder, no payment made by or for the account of the undersigned pursuant to this guaranty shall entitle the undersigned by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor, and the undersigned shall not exercise any right or remedy against the Debtor or any property of the Debtor by reason of any performance by such undersigned of this guaranty.

9. Waiver of Notice and Other Matters. The undersigned waives: (a) notice of the acceptance by the Agent, on behalf of the Banks, of this guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

10. Additional Liabilities of the Debtor Authorized. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of the Banks and the obligations of the undersigned under this guaranty.

11. Assignment of Liabilities. Any Bank may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty.

12. Information Concerning Debtor; No Reliance on Representations by Banks. The undersigned hereby warrants to the Banks that such undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. The Banks shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into any of the Bank’s possession. The undersigned has executed and delivered this guaranty without reliance upon any representation by any Bank with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Liabilities or any loan or other financial accommodation made or granted to the Debtor; (b) the validity, genuineness, enforceability, existence, value or sufficiency or any property securing any of the Liabilities or the creation, perfection or priority of any lien or security interest in such property; or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties with respect to any of the Liabilities.

13. Waiver and Modifications. No delay on the part of any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Agent except as expressly set forth in a writing duly signed and delivered by the Agent, on behalf of the Banks.

14. Obligations Under Guaranty. No action of the Banks permitted hereunder shall in any way affect or impair the rights of the Banks and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Banks, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned acknowledges that there are no conditions to the effectiveness of this guaranty.

15. Successors. This guaranty shall be binding upon the undersigned, and upon the successors and assigns of the undersigned.

16. Law. THIS GUARANTY HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

17. Severability. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

18. Captions. Section captions used in this guaranty are for convenience only, and shall not affect the construction of this guaranty.

19. Waiver of Jury Trial. THE UNDERSIGNED WAIVES, AND, BY ACCEPTING THIS GUARANTY, THE AGENT, ON BEHALF OF THE BANKS, SHALL BE DEEMED TO WAIVE, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND THE UNDERSIGNED AGREES, AND, BY ACCEPTING THIS GUARANTY, THE AGENT, ON BEHALF OF THE BANKS, SHALL BE DEEMED TO AGREE, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

20. Submission to Jurisdiction. The undersigned hereby irrevocably agrees that, subject to the Agent’s sole and absolute election, all suits, actions or other proceedings with respect to, arising out of or in connection with this guaranty or any document or instrument executed in connection herewith shall be subject to litigation in courts having situs within or jurisdiction over Cook County, Illinois. The undersigned hereby consents and submits to the jurisdiction of any local, state or federal court located in or having jurisdiction over such country, and hereby irrevocably waives any right it may have to request or demand trial by jury, to transfer or change the venue of any suit, action or other proceeding brought by the Agent in accordance with this paragraph, or to claim that any such proceeding has been brought in an inconvenient forum.

21. Substitution. This guaranty is delivered in substitution for a guaranty of the undersigned dated January 31, 2004 and shall continue to evidence the indebtedness thereunder.

SIGNED AND DELIVERED AS OF THIS 10th day of March, 2006.

ULTEA Inc.

By: /s/ Kenneth J. Erickson
Its: Vice Chairman of the Board

Address for Notices:

1398 Central Ave.
Dubuque, IA 52004-0778

EXHIBIT B

FORM OF OPINION OF COUNSEL OF BORROWER

March 10, 2006

The Northern Trust Company, as Agent
The Banks (as defined in the Credit Agreement
referred to below), and their respective
successors and assigns
50 South LaSalle Street
Chicago, Illinois 60675

Gentlemen/Ladies:
I am counsel for Heartland Financial USA, Inc. (the “Company”), and have represented the Company in connection with its execution and delivery of a Seventh Amendment (the “Amendment”) dated March 10, 2006 to a Credit Agreement dated as of January 31, 2004 (as heretofore amended, the “Credit Agreement”) among the Company, the Banks party thereto and The Northern Trust Company, as Agent, and providing for Loans in an aggregate principal amount not exceeding $75,000,000 at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

In so acting, I, as counsel for the Company, have made such factual inquiries, and I have examined or caused to be examined such questions of law, as I have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examination, advise you that, in my opinion:

1.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the necessary corporate power to execute and deliver the Amendment and perform the Credit Agreement, as so amended, and to borrow under the Credit Agreement, as so amended. The Company is duly qualified to transact business in each jurisdiction where such qualification is necessary in view of the property owned or business conducted by the Company and where the failure to so qualify would have a material adverse effect on the Company. The Company is a bank holding company duly registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended.

2.  The execution and delivery of the Amendment and the performance by the Company of the Credit Agreement, as so amended, and the borrowings thereunder have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law or regulation, writ, order or judgment, or any provision of the Company’s articles of incorporation or by-laws and do not and will not result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of its properties, revenues or assets pursuant to, any indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or its properties may be bound.

3.  The Amendment has been duly executed and delivered on behalf of the Company and the Credit Agreement, as so amended, constitutes the legal, valid and binding obligation of the Company which is enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.  No authorizations, consents, approvals, licenses, filings or registrations from or with any governmental or regulatory authority or agency are required in connection with the execution and delivery of the Amendment and the performance by the Company of the Credit Agreement, as so amended.

5.  There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, which, if adversely determined, would have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Subsidiaries.

6.  The Company is in compliance in all material respects with all rules and regulations of the Bank Holding Company Act, as amended, and with all existing regulations of the Board of Governors of the Federal Reserve System relating to bank holding companies.

7.  The Company is not an “investment company” or a company “controlled” by any “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

8.  The Company is not under investigation by, or operating under any restrictions (applicable specifically to the Company) imposed by, any regulatory authority.

The Opinions set forth herein are intended solely for the benefit of the addressees hereof in connection with the transactions contemplated herein and assignees and participants under the Credit Agreement and shall not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,

EXHIBIT C

FORM OF OPINION OF COUNSEL OF GUARANTOR

March 10, 2006

The Northern Trust Company, as Agent
The Banks (as defined in the
Credit Agreement referred to
below), and their respective successors and assigns
50 South LaSalle Street
Chicago, Illinois 60675

Gentlemen/Ladies:
I have acted as counsel to Citizens Finance Co. and ULTEA, Inc. (each a “Guarantor”) and I am delivering to you this opinion of counsel upon which you may relay, in connection with Guaranties dated as of March 10, 2006 (the “Guaranties”) of the Guarantors in favor of The Northern Trust Company, as Agent covering the liabilities of Heartland Financial USA, Inc. (the “Borrower”) to the Agent and the Banks under that certain Credit Agreement dated as of January 31, 2004 among the Borrower, The Northern Trust Company, as Agent and the Banks party thereto, as amended.

In so acting, I, as counsel for the Guarantors, have made or caused to be made such factual inquiries, and I have examined or caused to be examined such questions of law, as I have considered necessary or appropriate for the purposes of this opinion and, upon the basis of such inquiries and examinations, advise you that, in my opinion:

9.  Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of _____________________ and is duly qualified (licensed) to transact business in all places where failure to do so might have a material adverse effect on the financial condition, prospects or business of such Guarantor.

10.  Each Guarantor has full corporate power and authority to execute and deliver its Guaranty and perform its obligations thereunder.

11.  The execution and delivery of its Guaranty and the performance by each Guarantor of its obligations thereunder have been duly authorized by all necessary corporate action, and each Guaranty has been duly executed and delivered on behalf of the applicable Guarantor and constitutes the valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

12.  There is no provision in either Guarantor’s articles of incorporation or by-laws, nor any provision in any indenture, mortgage, contract or agreement to which said Guarantor is a party or by which it or its properties may be bound, nor any law, statute, rule or regulation, or any writ, order or decision of any court or governmental instrumentality binding on said Guarantor which would be contravened by the execution and delivery of its Guaranty, nor do any of the foregoing prohibit said Guarantor’s performance of any term, provision, condition, covenant or any other obligation of said Guarantor contained therein.

13.  No authorizations, consents, approvals, licenses, filings or registrations from or with any governmental or regulatory authority or agency are required in connection with the execution, delivery and performance by either Guarantor of its Guaranty.

14.  There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting either Guarantor or any properties or rights of said Guarantor which, if adversely determined, would have a material adverse effect on the consolidated financial condition, operations, business or prospects of said Guarantor.

The opinions set forth herein are intended solely for the benefit of the addressees hereof in connection with the transactions contemplated herein and assignees and participants under the Credit Agreement and shall not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,